CREDIT AGREEMENT

THIS CREDIT AGREEMENT (the "Agreement") is made effective as of December 11, 2007, between GOLDEN WEST BREWING COMPANY, INC., a Delaware corporation ("Borrower"); and JOHN C. POWER, JOHN GIBBS, STEPHEN CALANDRELLA, AND CLIFFORD NEUMAN (severally and not joint and severally) or a legal entity to be formed by such persons for the purpose of serving as Lender hereunder ("Lender").

RECITALS

WHEREAS, Borrower is desirous of obtaining from Lender a credit facility to be used in the operation of its business; and

WHEREAS, Borrower represents that the availability of additional credit will benefit Borrower and its business; and

WHEREAS, Lender is willing to provide such credit as requested by Borrower and to make loans thereunder, upon and subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained in this Agreement, Borrower and Lender hereby covenant and agree as follows:

1.

TERMS OF BORROWING.

a.

Credit Facility.  Subject to the following terms and conditions, Lender shall make a credit facility available to Borrower (the "Credit Facility") in the maximum amount of $350,000 (the "Maximum Credit Balance") pursuant to which Lender will make loans to Borrower (each an "Advance") in such amounts as Borrower may request from time to time; provided, however, that with each request for an Advance, Borrower shall disclose to Lender in writing the proposed use of such Advance and Lender shall have the right to reject such request if Lender, using objective good faith, determines that the proposed use as disclosed by Borrower is commercially unreasonable.  The aggregate outstanding principal balance of all Advances made hereunder may not exceed the Maximum Credit Balance.  Amounts borrowed under the Credit Facility may be repaid prior to the Termination Date (defined below) without penalty or premium, and may be reborrowed subject to the terms hereof.

i.

Lender's commitment to lend hereunder terminates on December 31, 2008 (the "Initial Termination Date"), provided that  Borrower  may extend the Termination until December 31, 2009 subject to compliance with the terms of Section 1(j) of this Agreement, if not sooner terminated under Section 8 below.

ii.

Lender shall not be obligated to make any Advance which would cause the outstanding principal balance of the Credit Facility plus accrued and unpaid interest (the "Credit Balance") to exceed the Maximum Credit Balance.

iii.

Lender shall not be obligated to make any Advance if an Event of Default, as defined in Section 7 below, or an event which, with the giving of notice or lapse of time, or both, would become an Event of Default (a "Potential Default") has occurred and has not been waived by Lender or cured by Borrower, or being cured by Borrower with diligence and dispatch.

iv.

Lender shall not be obligated to make any Advance if Lender disapproves of the proposed use thereof by Borrower as disclosed by Borrower in connection with Borrower's request for such Advance.

v.

Lender shall not be obligated to make any Advance if Borrower’s most recent financial statements reflect that Borrower is not in compliance with the financial coveants set forth on Exhibit A hereto.

b.

Credit Notes; Convertible Debentures.  Borrower's indebtedness to Lender for amounts borrowed under each Advance under the Credit Facility and for interest accrued thereon shall be evidenced by Borrower's separate Convertible Debenture to Lender, on form of Convertible Debenture attached hereto as Exhibit B and incorporated herein by reference in the amount of each Advance, not to exceed in the aggregate the Maximum Credit Balance (individually, the "Credit Note"). Each Credit Note shall be subject to the terms and conditions of this Agreement and the Security Agreement given hereunder.

c.

Interest.  Borrower agrees to pay interest on the Credit Balance from time to time as provided herein.  Interest will accrue on the daily outstanding Credit Balance at the rate of eight percent (8.0%) per annum.  Interest, including default interest, shall be payable, at the option of Lender, either in cash or in shares of Borrower’s common stock valued at the then applicable Conversion Price.. Accrued interest shall be due on the Termination Date.

d.

Interest Calculation.  Interest shall be computed using the actual number of days in the period for which such computation is made and a per diem rate equal to 1/365 of the rate per annum.

e.

Default Interest.  After the occurrence of an Event of Default and any necessary acceleration of maturity of the Credit Note, at Lender's option, the interest rate applicable to the Credit Note may be increased to the rate of twelve percent (12%) per annum.

f.

Repayment of Principal.  Borrower agrees to repay all Advances made hereunder only if Lender elects not to exercise its conversion rights set forth in paragraph 1(h) below.  The Credit Balance will be due and payable on or prior to the Termination Date (the "Maturity Date"), subject to acceleration upon the occurrence of an Event of Default and subject further to Lender's right to convert the Credit Balance in accordance with the terms of the Notes.  Borrower may prepay the loan in whole or in part prior to the Maturity Date without the written consent of Lender.

g.

Method of Borrowing.  Requests for Advances may be submitted by Borrower in writing utilizing the Advance Request Certificate in the form of Appendix A hereto.  Lender shall be entitled to honor any such request it reasonably believes to be genuine, whether or not the person making the request is named as an authorized party in the Authority to Borrow furnished Lender by Borrower. Requests for advances shall be made in maximum increments of $25,000 and, subject to the terms and conditions of this Agreement, Lender shall deliver Advances within 30 days of Lender’s receipt of an Advance Request Certificate from Borrower.  Advances shall be disbursed directly to Borrower or as determined by Lender with the consent of the Borrower.

h.

Conversion of Credit Balance to Common Stock of Borrower.  At any time during the term of this Agreement, Lender may convert the then outstanding Credit Balance, together with all accrued and unpaid interest, or any portion thereof, into shares of Borrower’s common stock in accordance with the terms of the applicable Credit Note(s). The Conversion Price shall be an amount equal to 75% of the Market Price of Borrower’s common stock on the Trading Day immediately preceding the Conversion Date, as such terms are defined in the Credit Notes,  but in no event shall the Conversion Price be greater than $1.00 per share or less than $.25 per share, subject to the adjustments, price protection and anti-dilution provisions of the Credit Note.  As more fully set forth in the Credit Notes, in no event shall Lender be permitted to convert all or any portion of the Credit Balance or accrued interest thereon into shares of common stock if, immediately following such conversion, Lender or any member of Lender would be deemed to be the beneficial owner of more than 4.9% of the total issued and outstanding shares of Borrower within the meaning of Section 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), unless otherwise consented to by such Lender or member of Lender.

i.

Financing Fees.  As additional consideration to Lender for making the Advances hereunder, Borrower shall grant and issue to Lender 100 shares of common stock of Borrower for every $1,000 of the maximum Credit Balance under this Agreement.  Such Financing Fee shall be paid concurrently with each Advance paid hereunder.

j.

Extended Maturity Date.   Provided that no Event of Default, as defined herein and in the Credit Notes, has occurred or currently exists, Borrower shall have the right to extend the Termination Date of this Agreement and the Maturity Date of  the Credit Notes by written notice to Lender given not later than 30 days prior to the Termination Date. Such extension shall not be effective unless concurrently with Borrower delivering such,written notice of extension, Borrower also (i) makes a principal reduction payment of the Credit Balance of not less than $50,000 and (ii) Borrower issues and delivers to Lender as an additional Financing Fee 100 shares of common stock of Borrower for every $1,000 in Credit Balance being extended.

2.

COLLATERAL.

Collateral.  The repayment of all of Borrower's indebtedness to Lender shall be secured by a senior lien and security interest created by a Security Agreement covering all of Borrower’s tangible and intangible assets (the “Security Agreement”).  Hereafter, Borrower shall from time to time execute and deliver to Lender such other documents in form and substance reasonably satisfactory to Lender and perform such other acts as Lender may reasonably request, to perfect and maintain a valid senior security interest in the Collateral.

3.

REPRESENTATIONS AND WARRANTIES.

To induce Lender to enter into this Agreement, Borrower represents and warrants as follows:

a.

Formation.  Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and is duly qualified or licensed and in good standing to do business as a foreign entity in all jurisdictions in which Borrower does business.

b.

Borrower's Authorization.  The execution, delivery and performance by Borrower of this Agreement and the Credit Note are within Borrower's powers, have been authorized by all necessary corporate action and do not and will not contravene Borrower's Articles of Incorporation or By-Laws, violate any provision of law or result in a material breach of or default under any other material agreement to which Borrower is a party.

c.

Litigation.  There is no pending or threatened action, claim, investigation, lawsuit or proceeding affecting Borrower before any court, governmental agency, arbitrator or arbitration panel, which if decided adversely to Borrower would have a material adverse affect on the financial condition or operations of Borrower ("Material Litigation").

d.

Valid Obligations.  This Agreement constitutes, and the Credit Notes when delivered hereunder will be, legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

e.

Taxes.  Borrower (i) has filed all tax reports and returns, if any, required to be filed, including but not limited to reports and returns concerning income, franchise, employment, sales and use, and property taxes; (ii) has paid all of its tax liabilities, if any, which were due on or prior to the date hereof, or being contested in good faith by Borrower through applicable proceedings; and (iii) is not aware of any pending investigation by any taxing authority nor of any pending assessments or adjustments which would materially increase its tax liability.

f.

Collateral and Liens.  Borrower is the legal and beneficial owner of and has good and marketable title to the property granted by it as collateral hereunder, free from any lien, encumbrance or restriction whatsoever and it has full power and authority to grant the security interest in such property as collateral.

g.

No Default in Other Agreements.  Borrower is not in default under any agreement by which it has obtained the right to make and sell any of the services or other products sold and/or provided by it.

h.

Guaranty.  Borrower has not guaranteed or agreed to be liable in any way as surety for, or pledge or hypothecate any assets as security for, any liability or obligation of any person or entity.

4.

CONDITIONS PRECEDENT.

a.

Conditions Precedent to Initial Advance.  The obligation of Lender to make the initial Advance under this Agreement is subject to the condition precedent that Lender shall have received on or before the day of such Advance the following, if requested by Lender, each in form and substance satisfactory to Lender:

i.

the Credit Note duly executed;

ii.

certified copies of the resolutions of the Directors of Borrower approving this Agreement and the Credit Note, and of all documents evidencing other necessary action and approvals, if any, with respect to this Agreement and the Credit Note;

iii.

a certificate of the President and Secretary of Borrower certifying the names and true signatures of the officers of such corporation authorized to sign this Agreement and the Credit Note; and

iv.

a certificate of the Delaware Secretary of State certifying that Borrower is a corporation duly organized and in good standing under the laws of such State.

b.

Conditions Precedent to All Advances.  The obligation of Lender to make each Advance (including the initial Advance) shall be subject to the further conditions precedent that on the date of such Advance, the following statements shall be true:

i.

the representations and warranties contained in Section 3 are correct on and as of the date of such Advance as though made on and as of such date;

ii.

no event has occurred and is continuing; or would result from such Advance, which constitutes an Event of Default or Potential Default; and

iii.

Borrower shall have executed and delivered to Lender an Advance Request Certificate and shall have disclosed in writing to Lender the proposed use of such Advance and Lender, in its sole discretion, shall have approved such use.

iv.

Lender shall have received such other approvals, opinions or documents as Lender may reasonably request, and Lender's legal counsel is reasonably satisfied as to all legal matters incident to the making of such Advance.

v.

Borrower is in compliance with the financial covenants set forth on Exhibit A hereto as evidenced by Borrower’s most recent financial statements.

vi.

Borrower shall have delivered a certificate representing the shares of common stock due as a Financing Fee described in Section 1(i) above.

5.

AFFIRMATIVE COVENANTS.

So long as any Credit Balance of Borrower to Lender remains unpaid or Lender has any commitment to lend hereunder, Borrower will:

a.

Accounting Records.  Maintain adequate books and accounting records in accordance with generally accepted accounting principles ("GAAP") consistently applied with prior periods, and permit any representative of Lender, during normal business hours upon five (5) days prior written notice, to inspect and audit such books and records and procedures and properties;

b.

Maintenance of Property.  Maintain and preserve all of its properties and assets necessary or useful in the performance of its business in good working order, repair and condition, ordinary wear and tear excepted, and the non-maintenance and preservation of which would cause a material adverse effect on the business, operations, results of operations or property of the Borrower;

c.

Corporate Existence.  Preserve and maintain its existence and rights and franchises in the State of Delaware, and qualify and remain qualified and in good standing as a foreign entity in each jurisdiction in which such qualification is necessary in view of its operation or ownership of its properties;

d.

Reporting.  Furnish Lender the following as soon as available and in any event:

i.

within ninety (90) days after the end of each fiscal year of Borrower, a copy of the annual financial statements of Borrower as at the end of such fiscal year, including a balance sheet, income statement and statement of cash flow; and

ii.

within forty-five (45) days after the end of each fiscal quarter (a) Borrower's internally prepared statements of financial condition as at the end of such quarter, including a balance sheet, income statement and statement of cash flow, prepared substantially in accordance with GAAP, and (b) an itemized report of Borrower's accounts receivable and accounts payable, indicating the aging of all thereof;

e.

Payment of Obligations.  Pay or discharge when due all obligations including but not limited to wages, trade accounts, and taxes of all kinds, except those which Borrower is in good faith contesting by appropriate proceedings, and the non-payment or discharge of which would cause a material adverse effect on the business, operations, results of operations or property of the Borrower;

f.

Notice of Default, Change in Entity or Litigation.  Promptly notify Lender in writing of (i) the occurrence of any Event of Default or Potential Default; (ii) any change in its name, address, form of entity or organizational or capital structure; or (iii) the threat of or commencement of any Material Litigation; and

g.

Compliance with Laws.  Comply in all material respects, with all applicable laws, rules, regulations and orders, and the non-compliance of which would cause a material adverse effect on the business, operations, results of operations or property of the Borrower.

h.

Conduct of Business.  Maintain and conduct the business of Borrower in the ordinary course without any material change in the nature of Borrower's business.

i.

Budget.  Prepare quarterly and annual operating budgets, which shall be subject to Lender's review and approval.

6.

NEGATIVE COVENANTS.

So long as any Credit Balance of Borrower to Lender remains unpaid or Lender has any commitment to lend hereunder, without the prior written consent of Lender, Borrower will not:

a.

Use of Funds.  Use any of the amounts loaned to it by Lender pursuant to this Agreement for any purpose except for the purpose disclosed by Borrower;

b.

Guaranty.  Guarantee or become liable in any way as surety for, or pledge or hypothecate any assets as security for, any liability or obligation of any other person or entity, and the guarantee or liability of which would cause a material adverse effect on the business, operations, results of operations or property of the Borrower;

c.

Merger or Sale.  Authorize or effect the merger or consolidation of the Company with any other person or entity; or enter into any joint venture or partnership with any other person or entity; or authorize or effect the sale, lease, license, abandonment or other disposition of all or any substantial portion of the assets of the Company;

d.

Acquisition of Assets.  Acquire any person, corporation or entity, or any substantial portion of the assets of any other person, corporation or entity.

e.

Debt.  Subsequent to the date of this Agreement, create, incur, assume or permit to exist, any Debt, except Debt to Lender, and Debt incurred by Borrower in the ordinary course of business for the acquisition of goods or services.  Debt means (i) indebtedness for borrowed money or for the deferred purchase price of goods or services; (ii) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (iii) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise assure a creditor against loss in respect of, indebtedness or obligations of Borrower of the kinds referred to in clause (i) or (ii) above; and (iv) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

f.

Liens.  Create or suffer any senior lien against any of the property granted or pledged to Lender as collateral, except (i) liens created under the Security Agreement; (ii) liens for taxes not yet due and payable; (iii) mechanic's, materialman's, shipper's or warehouseman's liens for services or materials, and landlord's liens for rents not yet due; and (iv) liens securing any permitted purchase money Debt if such liens do not encumber any property other than the property for which such purchase money Debt was incurred.

g.

Nature of Business.  Materially change the scope or nature of its business.

h.

Distributions to Shareholders.  Pay or declare any dividends, or purchase, redeem or otherwise acquire any of its capital stock, or make any other distributions of any property to any of its shareholders as such.

i.

Increase in Compensation.  Implement an increase in the total compensation paid to any executive officer.

j.

Related Party Transactions.  Enter into any contract, agreement, transaction, commitment or arrangement with any Director, Executive Officer, Shareholder or affiliate of the Company (“Related Party”), including, without limitation, make any loans or extension of credit to any Related Party.

k.

Change of Control.  Enter into any transaction or agreement providing for a Change of Control of the Borrower.  For the purposes of this Agreement, "Change of Control" means any transaction of the Borrower involving (i) the merger or consolidation of the Borrower into or with another entity where the Borrower's shareholders receive less than fifty percent (50%) of the voting securities of the new or continuing entity, (ii) the sale or all or substantially all of the Company's assets or properties, (iii) any person not already a shareholder of the Borrower becoming a beneficial owner, directly or indirectly, of the securities of the Company representing fifty percent (50%) or more of the combined voting power of the Borrower's then outstanding securities, (iv) a change in the majority of the Board of Directors of the Borrower, or (v) the Borrower terminating its business or liquidating its assets.

l.

Charter Documents.  Amend, repeal or change, directly or indirectly, any of the provisions of the Articles of Incorporation or Bylaws of the Company.

m.

Additional Issuances.  Authorize or effect the grant, sale or issuance of any additional shares of common stock, preferred stock, or options, warrants or other rights to acquire shares of equity securities of the Company, or any debt convertible into shares of equity securities of the Company or any other rights to acquire any such equity interest in the Company.

n.

Liquidations or Recapitalization.  Authorize or effect any transaction that results, directly or indirectly, in the liquidation or dissolution of the Company or effect a recapitalization or reorganization of the Company in any form of transaction.

7.

DEFAULT.

If any of the following events shall occur and be continuing, it shall be an event of default ("Event of Default"):

a.

Non-Payment.  Borrower fails to pay any principal of or interest on the Credit Notes or any other sums payable by Borrower to Lender pursuant to this Agreement when due, or Borrower fails to pay any interest on the Credit Note within ten (10) days after any such sum is due and payable;

b.

Representations.  Any representation or warranty made by Borrower herein proves to have been incorrect in any material respect when made;

c.

Breach of Negative Covenants.  Borrower fails to observe or comply with any of the covenants in this Agreement;

d.

Breach of Covenants.  Borrower fails to perform or observe any other term, covenant or agreement contained in this Agreement or the Credit Notes.;

e.

Insolvency.  Borrower shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; and any such action or proceeding is not discharged within sixty (60) days from the date that it was instituted or Borrower shall take any corporate action to authorize any of the actions set forth above in this subsection;

f.

Judgments.  Any judgment or order for the payment of money shall be rendered against Borrower and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (ii) there shall be any period of ten (10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

g

Change in Management.  Any of the officers in place as of the date hereof cease to be employed in such capacities or the authority or responsibility of any such officer is materially reduced; or

h.

Default on Other Debt.  Borrower shall fail to pay any material Debt (as defined in Section 6(e), other than Debt evidenced by the  Credit Notes) or any interest or premium thereon when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default or event under any agreement or instrument relating to any such Debt shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof.

8.

REMEDIES.

Upon the occurrence of any Event of Default, Lender shall have the right upon five (5) business days’ written notice to Borrower:

a.

Further Loans.  To terminate its commitment to make Advances;

b.

Acceleration.  To declare the Credit Balance and all interest accrued thereon and all other amounts payable under this Agreement to be immediately due and payable whereupon all such indebtedness of Borrower to Lender shall become and be immediately due and payable, and subject to applicable law, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Borrower; and

c.

Other Rights.  To exercise any other rights or remedies available to it whether under this Agreement, the Credit Notes, or at law or in equity.

9.

MISCELLANEOUS.

a.

Waiver.  No waiver by Lender of any of its rights and privileges under this Agreement nor any consent of Lender to any failure to comply with the terms hereof by Borrower shall be effective unless made in writing and signed by Lender.  No waiver by Lender of any default or of any right to enforce this Agreement shall operate as a waiver of any other default, or of the same default on a future occasion, or of the right to enforce this Agreement on any future occasion.  No delay in or discontinuance of the enforcement of this Agreement, nor the acceptance by Lender of installments of principal or interest after the occurrence of any Event of Default, shall operate as a waiver of any defaults.

b.

Rights Cumulative.  The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies afforded by any security agreement, promissory note or other agreement executed in connection herewith, or provided by law.  Lender's remedies may be exercised concurrently or separately, in any order, and the election of one remedy shall not be deemed a waiver of any other remedy.

c.

Expenses.  Borrower will pay to Lender on demand all expenses, including reasonable fees and expenses of attorneys, paid or incurred by Lender, in connection with the collection of Advances pursuant to this Agreement.

d.

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns.  However, Borrower shall not be permitted to assign or otherwise transfer any rights under this Agreement without Lender's prior written consent.

e.

GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, GOVERNED BY AND ENFORCED UNDER THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS PRINCIPLES PERTAINING TO CONFLICTS OF LAWS.

f.

Notices.  All notices, requests and demands given to or made upon either party must be in writing and shall be deemed to have been given or made when personally delivered or two (2) days after having been deposited in the United States Mail, first class postage prepaid, addressed as follows:

If to Borrower:

Golden West Brewing Company, Inc.

945 West 2nd Street

Chico, CA  95928

If to Lender:

____________________

g.

Accounting Terms.  All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied, except as otherwise stated herein.

h.

Recitals.  The recitals to this Agreement and any definitions set forth therein are made a part hereof and incorporated in this Agreement.

i.

Entire Agreement.  The following documents contain the entire agreement between the parties concerning the subject matter hereof: this Agreement, the Credit Notes and the Security Agreement (collectively, the "Relevant Documents").  Any representation, understanding or promise concerning the subject matter hereof, which is not expressly set forth in any of the Relevant Documents, shall not be enforceable by any party hereto or its successors or assigns.  In the event of conflict between the terms of this Agreement and the terms of any other Relevant Document, the terms of this Agreement shall govern.

j.

Disclaimer of Group.    The Lender and its individual members hereby disclaim the existence of a group within the meaning of Rule 13d-5 of the Exchange Act and disclaim any beneficial ownership of securities of the Borrower owned by any other member of Lender.

IN WITNESS WHEREOF, the parties have executed this Agreement the date first stated above for the purposes set forth herein.

“BORROWER”

“LENDER”

GOLDEN WEST BREWING COMPANY, INC.

By:_/s/ John C. Power____________________

/s/ John C. Power

John C. Power

John C. Power

Title: President

/s/ Clifford L. Neuman

Clifford L. Neuman

/s/ John Gibbs

John Gibbs

/s/ Stephen Calandrella

Stephen Calandrella